UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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1 Proxy Proposals Discussion: Say On Pay and Special Meeting Threshold Annual Meeting: October 25, 2011 James Beer EVP and CFO Helyn Corcos VP, Investor Relations

FY11 Board of Directors

Lead Independent
Director
Independent
Director
Non-independent
Director
Stephen M. Bennett
Former President and CEO
Intuit, Inc.
William T. Coleman III
Partner
Alsop Louie Partners
Geraldine B. Laybourne
Chairman
Alloy Inc.
Robert S. Miller
Chairman
American International Group
Daniel H. Schulman
Group President, Enterprise Growth,
American Express
Michael Brown
Chairman
Line 6, Inc.
Frank E. Dangeard
Managing Partner
Harcourt
David L. Mahoney
Former co-CEO
McKesson HBOC, Inc.
and CEO iMcKesson LLC
Enrique Salem
President and CEO
Symantec Corporation
V. Paul Unruh
Former CFO and Vice Chairman
Bechtel Group
John W. Thomson
Chairman of the Board
Symantec Corporation

FY12 Board of Directors

Independent
Chairman
Independent
Director
Non-independent
Director
Stephen M. Bennett Stephen M. Bennett
Former President and CEO Former President and CEO
Intuit, Inc. Intuit, Inc.
Geraldine B. Laybourne Geraldine B. Laybourne
Chairman Chairman
Alloy Inc. Alloy Inc.
Michael Brown                             Michael Brown
Chairman                                                  Chairman
Line 6, Inc. Line 6, Inc.
Robert S. Miller                             Robert S. Miller
Chairman                                                Chairman
American International Group American International Group
Frank E. Dangeard Frank E. Dangeard
Managing Partner                                                Managing Partner
Harcourt Harcourt
Daniel H. Schulman Daniel H. Schulman
Group President, Enterprise  Growth, Group President, Enterprise  Growth,
American Express American Express
V. Paul Unruh                                        V. Paul Unruh
Former CFO and Vice Chairman                             Former CFO and Vice Chairman
Bechtel Group Bechtel Group
Enrique Salem Enrique Salem
President and CEO                              President and CEO
Symantec Corporation Symantec Corporation
David L. Mahoney
Former co-CEO
McKesson HBOC, Inc.
and CEO iMcKesson LLC
David L. Mahoney
Former co-CEO
McKesson HBOC, Inc.
and CEO iMcKesson LLC

Corporate Governance Highlights
• Best practices incorporated by Board of Directors
– Declassified Board
– Majority Voting
– Separate Chairman/CEO Roles
– In FY11, 9 of 11 Members of the Board are Independent Directors
– Lead Independent Director
• Stockholders have the right to act by written consent
• No stockholder rights plan
• Not permitted to re-price stock options without stockholder approval
• No excessive perquisites or tax gross-ups
• Stock ownership guidelines for Directors & Executive Officers

Proxy Proposals for Annual Meeting
1. Election of Directors
2. Ratification of auditor appointment of KPMG LLP
3. Amendment to our 2000 Director Equity Incentive Plan
4. Say on Pay
5. Say on Pay Frequency (Annual)
6. Stockholder Proposal:  Right to call Special Meeting at 10%
Threshold

Say on Pay
• CEO compensation decreased 6% YoY (see Appendix for details)
• Target CEO equity and total direct compensation levels are well below peer median targets
–
CEO’s FY11 base salary and target total cash levels approximate the 25th percentile of peers
–
Prior to the CEO’s FY11 salary increase to bring his salary closer to the 25th percentile of our peer group, the CEO’s base salary remained the same since
2008 and did not increase upon his promotion to CEO in 2009
–
The CEO’s target equity award grant level declined by 35% in FY11 versus
FY10
–
90% of CEO’s target total direct compensation is performance-based and approximately 50% is in equity
–
Increases in actual annual incentive payouts in FY11 reflect strong operating performance in a challenging environment

We request your vote FOR
proposal #4:  Say on Pay

Say on Pay (Continued)
• We have clawback provisions in our short and long term
incentive plans
• Change in control practices do not include: payments exceeding
3x executive officers’ total target cash compensation; single trigger payments; payments with excise tax gross-ups
• Performance objectives are adjusted for acquisitions
• We have replaced time-based stock options with performance-
based restricted stock grants for fiscal year 2012
– We have caps and thresholds in place for all incentive plans
– Two-thirds of CEO equity will be in performance-based RSUs

Right to Call Special Meeting at 10% Threshold
• We do not believe a 10% threshold for special meetings follows corporate governance best practices
–
Less than 10% of S&P 500 companies have a 10% threshold
1
• We already have a 25% threshold for special meetings that is reasonable and appropriate
–
48% of S&P 500 companies allow stockholders rights to call a meeting
1
–
69% of companies that allow rights have a threshold of 25% or higher
1
• Small, special-interest stockholder groups could abuse the right to call special meetings
–
These groups could call a special meeting at their sole discretion, at any time, with no duty to act other than in their own interests
• Our senior executives regularly engage with our stockholders over governance matters, executive compensation, stockholder proposals and other matters
• Symantec stockholders are protected by a strong and effective corporate structure and by Delaware state law

1.  Source:  www.SharkRepellent.net
We request your vote AGAINST
stockholder proposal #6:
Special Stockholder Meeting at 10% Threshold

Summary
• We have implemented industry’s best practices on corporate governance and corporate responsibility matters
–
We maintain a Board Independence policy with all standing committees composed entirely of independent directors
• We are improving our execution, as reflected in our last four quarterly financial results, and will continue to build on this momentum
–
In FY11, we delivered 4% growth in revenue and 16% growth in deferred revenue on a constant currency basis, and 6% growth in cash flow from operations as reported
• Requesting your vote FOR Say on Pay
–
Ensures the long-term success of Symantec and our ability to attract and retain highly-
qualified executive management
• Requesting your vote AGAINST the right to call special meeting at 10%
threshold
–
A 25% threshold for special meetings is reasonable and appropriate, and is aligned with corporate governance best practices
–
With a lower threshold, small groups could abuse the right to call special meetings

Thank you
For questions please contact:
Helyn Corcos
hcorcos@symantec.com
(650) 527-5523
Copyright © 2011 Symantec Corporation. All rights reserved. Symantec and the Symantec Logo are trademarks or registered trademarks of Symantec Corporation or its affiliates in the U.S. and other countries. All rights reserved. VeriSign and the Checkmark Circle Design are registered trademarks of VeriSign, Inc. Symantec will acquire the
Checkmark Circle Design mark from VeriSign as a part of the acquisition. Symantec plans to use the Checkmark Circle Design mark in connection with the business after completion of the acquisition. Other names may be trademarks of their respective owners.
This document is provided for informational purposes only and is not intended as advertising. All warranties relating to the information in this document, either express or implied, are disclaimed to the maximum extent allowed by law.  The information in this document is subject to change without notice.

11 Appendix

Change in CEO Compensation:  FY11 versus FY10

Summary of Compensation Details for FY10 & FY11
Enrique Salem, President & CEO
RSUs
(2)
Option Awards
(3)
($) ($) ($) ($) ($) ($) ($)
FY10 $625,000 $292,969 $2,800,000 $2,398,200 $2,888,793 $17,387 $9,022,349
FY11 $750,000 $1,181,250 $3,100,000 $1,732,800 $1,711,658 $33,974 $8,509,682
% Change 20% 303% 11% -28% -41% 95% -6%
(1) Amounts represent values disclosed in the proxy
(2) Amounts reflect grant date fair value of restricted stock unit awards granted in the year indicated
(3) Amounts reflect grant date fair value of options as disclosed in the SYMC proxy under FASB ASC Topic 718
All Other
Compensation Total Salary Cash LTIP
(1)
Annual
Incentive
(1)

Selected Financial Overview
(in $ billions, except per share data and employees)
FY 2009 FY 2010 FY 2011
GAAP Revenue $6.15 $5.99 $6.19
Non-GAAP EPS
1
Excluding acquisitions
2
$1.52
NA
$1.49
NA
$1.42
$1.51
GAAP Deferred Revenue $3.06 $3.21 $3.82
Cash flow from Operations $1.67 $1.69 $1.79
Total Employees 17,426 17,489 18,676
Acquisition headcount
added per period
932 70 1,394

1.
Reconciliation of GAAP to Non-GAAP EPS is provided in the appendix
2.
The Purchase accounting related deferred revenue write down from our three acquisitions was $165 million in FY11

Stock Performance
14 Peers include ADBE, CA,  EMC, LXK, CSCO, QCOM, ADI, HRS, STX, AAPL, JNPR, ERTS, ORCL, YHOO and NTAP
Update YTD chart
10%
15%
16%
11%
SYMC Peer Average NASDAQ S&P 500
1-Year Stock Performance
(4/2/10 - 4/1/11)
10%
30%
23%
0%
SYMC Peer Average NASDAQ S&P 500
3-Year Stock Performance
(3/28/08 - 4/1/11)
11%
(3%)
(1%)
1%
SYMC Peer Average NASDAQ S&P 500
YTD Stock Performance
(1/1/11 - 6/15/11)

Reconciliation of GAAP Statements of Operations to Non-GAAP 1 15 1 Please refer to the Earnings Supplemental Information on our investor relations website at www.symantec.com/invest